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                                                                   EXHIBIT 10.16

                             [LOGO OF NEWCOM INC.]
           AUTHORIZED INDEPENDENTLY CONTRACTED SALES AGENT AGREEMENT

NewCom, Inc. ("NC"), a Delaware corporation, hereby appoints ___________________ _________________________ ("Agent"), having a principal place of business ______
_____________________________, as its non-exclusive, independently contracted Authorized Sales Agent under the terms and conditions stated herein ("Agreement"), Agent hereby accepts the appointment and agrees to abide by the terms and conditions of this Agreement set forth below:

1.  SCOPE OF AGENCY
    ---------------

1.1  Products: Agent's appointment is listed to the NewCom produces specified in
     --------
Exhibit 1 (hereinafter "NewCom Products"). NewCom may add or delete NewCom Products at its discretion with thirty (30) days prior written notice to Agent.

1.2  Territory: Agent is authorized to represent NewCom in the geographic area
     ---------
described in Exhibit 2 (hereinafter "Territory") for the sole purpose of soliciting orders of the NewCom Products, on NewCom's behalf, from either unaffiliated, commercial, retail companies that are in the business or reselling computer supplies products to end-user customers (sometimes hereinafter referred to as "Retailers") or from unaffilliated, commercial distributors that are in the business of reselling computer supplies products to retailers that are in the business of reselling computer supplies products to end-users customers (sometimes hereinafter referred to as "Distributors"). Agent is not authorized to represent NewCom outside of the Territory, to solicit sales from Retailers or Distributors within the Territory who have their corporate billing addresses outside of the Territory, or to solicit sales from end user customers.

     1.2.1 NewCom, either directly, or indirectly through other resellers, reserves the right to distribute, solicit sales for, market, resell, rent, lease or license NewCom Products and other NewCom products and services within the Territory.

1.3  Reserved Accounts: Agent shall not solicit orders from those Retailers and
     -----------------
Distributors of NewCom specified in Exhibit 3 ("Reserved Accounts"). NewCom may add or delete Reserved Accounts at its discretion with thirty (30) days prior written notice to Agent.

1.4 NewCom expressly reserves the right to redefine Agent's Territory, amend the list of Reserved Accounts and to terminate this Agreement without cause pursuant to Section 9.3 herein, provided that it first gives Agent thirty (30) days prior written notice of its intent to do so. In such event, Agent shall continue to receive its commission on orders it submits during the thirty (30) day notice period from those Retailers and Distributors Agent will be losing as a result of such change in Territory or Reserved Accounts or termination, provided that the orders are accepted by NewCom and have a requested delivery date that is within ninety (90) days of the date of the notice. Telemarketers from NewCom shall not directly solicit sales of NewCom Products from any Retailer or Distributor developed by Agent pursuant to the terms hereof until the expiration of such thirty (30) day notice.

1.5  Use of NewCom Name: Agent must refer to and advertise itself as a NewCom
     ------------------
Authorized Sales Agent when representing NewCom. Advertising and use of the NewCom name and trademark shall conform to guidelines published by NewCom. Agent shall not refer to itself as a NewCom dealer, partner, joint venture, reseller, employee or use any other term that is inconsistent with Agent's true status or which may be misleading to the public.

1.6 Agent has sole discretion over which of the NewCom Products it wishes to solicit sales of in any particular instance. Agent also has sole control over the establishment of its work hours and work schedules.

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2.  RELATIONSHIP OF THE PARTIES
    ---------------------------

2.1 This Agreement does not constitute a hiring by either party nor does it constitute a contract of employment. The parties' intention is that Agent be an independent contractor and not the employee of NewCom and that Agent retain sole and absolute discretion and judgment in the manner and means of carrying out its Agent activities specified herein. This Agreement shall not be construed as a partnership and neither party hereof shall be liable for any obligations incurred by the other party except as expressly provided herein. Unless otherwise required by applicable law, NewCom shall not withhold from Agent's compensation any amounts for social security or federal or state income taxes. Agent recognizes that it is its legal responsibility to pay all applicable federal and state income taxes (including estimated taxes), social security and all applicable federal and state self-employment taxes for itself and its employees.

2.2  Agent shall not incur any obligations on behalf of NewCom.

2.3 Upon NewCom's request, Agent shall provide, and shall arrange for each of its employees to provide, written certification to NewCom that Agent and each of its employees have paid all state and federal taxes and self-employment tax required to be paid.

3.  TERM OF AGENCY
    --------------

3.1 Unless otherwise terminated in accordance with the terms hereof, the term of this Agreement is for a period of one (1) year ("Term"), commencing on the date it is signed by NewCom's executive officer or on the date specified below if such a date is specified. The commencement date is _________________.

3.2 This Agreement may be renewed for an additional one (1) year Term only upon the mutual written consent of the parties by no later than (15) days prior to the expiration date of the initial Term.

4.  OBLIGATIONS OF AGENT
    --------------------

4.1  Orders: Agent shall solicit orders on NewCom's behalf only pursuant to
     ------
those terms and conditions that are set forth in the attached Distributor Purchase Agreement and at NewCom's then-current appropriate Retailer/Distributor Product discounted pricing. Immediately prior to placing such orders, it shall be Agent's responsibility to contact NewCom's Sales Manager to determine NewCom's then-current Retailer/Distributor Product pricing and make sure that the prices in the Retailer/Distributor orders are correct.

4.1.1 Before submitting a Retailer's/Distributor's first order to NewCom, Agent must obtain the Retailer's/Distributor's signature on NewCom's then-current standard Distributor Purchase Agreement, a copy of the most recent form of which is attached as Exhibit 4, and submit that signed contract to NewCom's executive officer, for his consideration and approval, if appropriate. If the contract is accepted and executed by NewCom, thereafter, Agent shall submit all Retailer/Distributor orders on a Retailer/Distributor purchase order that has been signed by an authorized representative of Retailer/Distributor. Agent shall submit such orders to the designated NewCom Sales Manager.

4.1.2 Agent may neither accept a NewCom Distributor Purchase Agreement that has been modified by the Retailer/Distributor nor quote prices that are below NewCom's then-current Retailer/Distributor Product discounted prices without, in each instance, first obtaining the express written approval of NewCom's executive officer. In the event Agent is authorized to offer nonstandard pricing to a Retailer/Distributor, Agent agrees to help NewCom complete NewCom's Pricing and Contract Terms Authorization Request Form and obtain whatever competitive activity information and documentation are required per NewCom's then-current Order Administration Authorization Matrix Policy to justify the nonstandard pricing.

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4.1.3  Prices to Retailer/Distributor shall not reflect any hidden discounts or rebates in connection with the sale of the NewCom Products. NewCom will not accept any orders that include non-NewCom provided products or services.

4.1.4 All orders are subject to acceptance by NewCom. Agent may not execute agreements with the Retailer/Distributor on NewCom's behalf. NewCom may decline to accept, or revoke its acceptance of, any order in accordance with its standard business policies and procedures without being obligated to pay Agent a commission thereon. If NewCom decides not to accept an order, Agent will promptly notify the Retailer/Distributor in writing that its order has been rejected.

4.1.5 Delivery dates provided by NewCom to the Retailer/Distributor are estimates only. Agent is not authorized to commit to any firm delivery dates on NewCom's behalf.

4.2  Non-NewCom Products:  Unless in each instance expressly authorized in
     -------------------
writing by an executive officer of NewCom, Agent shall not represent, either as an agent, reseller, or manufacturer's representative, any product or service, including NewCom Products purchased from another source, that is competitive with the NewCom Products specified in Exhibit 1. However, Agent may represent and market Non-NewCom Products that are complementary with, but do not compete against, the NewCom Products authorized herein.

4.3  Standard of Conduct:  Agent and its employees shall not misrepresent the
     -------------------
functionality or specifications of the NewCom Products or make any contractual commitments other than those contained in the standard NewCom Distributor Purchase Agreement provided by NewCom. Agent is not authorized to bind NewCom in any respect or to legally accept orders or execute the NewCom Distributor Purchase Agreement on NewCom's behalf.

4.3.1 Agent is solely responsible for all matters and obligations concerning its employees.

4.3.2  Indemnity:  Agent shall indemnify and hold NewCom harmless from and
       ---------
against any and all claims, losses, expenses, including reasonable attorney's fees and court costs, and liabilities resulting from the acts or omissions of Agent and its employees.

5.  PERFORMANCE OF NEWCOM
    ---------------------

5.1  Order Processing:  Upon receipt of orders from Agent, NewCom shall perform
     ----------------
all acceptable order processing, shipping and billing functions and use its best efforts to perform collection functions in accordance with its standard policies and procedures.

5.2  Literature:  If requested, NewCom shall provide to Agent, at no charge,
     ----------
reasonable quantities of any promotional and technical literature that may be generally available for the NewCom Products. Agent may be charged NewCom's actual cost for unusual quantities requested by Agent to support particular marketing efforts (e.g. mass mailings) developed by Agent.

5.2.1 Technical and promotional materials shall not be copied by Agent and shall be returned to NewCom upon request or before any final commission payments are made hereunder, whichever occurs sooner.

5.3  Compensation:  Agent shall be paid the commission percentage set forth in
     ------------
Exhibit 5 of the net invoice price value of acceptable NewCom Product orders from Retailers and Distributors that (a) result directly from Agent's efforts hereunder and (b) are submitted directly by Agent in accordance with the terms hereof. Commissions shall be the only compensation payable to Agent for its services to NewCom. Agent, as an independent contractor, acknowledges that it shall not be eligible to participate in NewCom's pension, profit sharing or medical/dental and disability health plans or to receive any other type of benefit that NewCom generally offers to its employees. Agent is responsible for its and its employees' own

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business and traveling expenses. The commission percentage and terms of payment set forth in Exhibit 5 may be revised by NewCom upon ninety (90) days' prior written notice to Agent.

5.4  Indemnity:  NewCom shall indemnify and hold Agent harmless from and against
     ---------
claims by the Retailer/Distributor and associated losses, expenses, or liabilities incurred by Agent as a result thereof, that result directly and solely from NewCom's breach of the NewCom Distributor Purchase Agreement or NewCom's intentional misrepresentation of the specifications or capabilities of the NewCom Products. Such indemnity is conditioned upon NewCom being given (1) immediate written notice of the third party claim by the Agent, (2) the right to appoint and retain counsel to defend such a claim, (3) the right to settle the claim and (4) Agent's full cooperation in defending the claim.

6.  RESTRICTED USE OF LOCAL NEWCOM FACILITY
    ---------------------------------------

     Agent may not use NewCom facilities except to demonstrate NewCom Products to prospective Retailers/Distributors. Such use in each instance must be pre-approved by NewCom's local Sales Manager.

7.  CONFIDENTIAL INFORMATION
    ------------------------

     Any information concerning NewCom or NewCom Products is the confidential property of NewCom or of others. Agent agrees to keep in confidence any such proprietary information imparted by NewCom to Agent. Such information shall be used by Agent only for the intended purpose and, except as provided herein, Agent shall not use it for its own benefit or disclose it, or otherwise make it available to third parties without the prior written consent of NewCom. Agent shall limit the disclosure of such information to only those of its employees who need such information for the purposes of this Agreement. Agents obligation under this paragraph shall survive the termination of this Agreement for a period of five years and shall be binding on its heirs, legal representatives, successors and assigns. NewCom shall have identical obligations with respect to any Proprietary information disclosed to it by Agent.

8.  TRADEMARK/TRADE NAME
    --------------------

8.1 Agent's advertising and use of the NewCom name and trademarks shall conform to NewCom's policies in effect from time to time. Nothing herein will give Agent any interest in such trademark, logo, or trade name except as herein provided.

8.2 Agent is permitted to use the corporate logo "NEWCOM" in an oval device on its letterhead, business cards, promotional literature, and the like in conjunction with the marketing of the NewCom Products, provided that the NewCom name and/or logo are less prominent than Agent's own name and identifying information. Agent must refer to and advertise itself as an "Authorized NewCom Sales Agent" when representing NewCom.

8.3 Agent agrees not to apply for registration of any NewCom trademark or any other trademark on NewCom software or on associated material as NewCom expressly reserves this right. Agent agrees that it will immediately cease to use all NewCom trademarks and trade names upon the expiration or termination of this Agreement.

9.  TERMINATION
    -----------

9.1 If NewCom finds Agent to be deficient in meeting it responsibilities or obligations hereunder, NewCom reserves the right to notify Agent in writing of such deficiencies and give Agent a reasonable period of time (but in no instance more than thirty (30) days) in which to remedy such deficiencies. If Agent fails to permanently correct the specified deficiency within the specified time period, NewCom may terminate this Agreement immediately without recourse to Agent. No waiver by NewCom of any deficiency in one or more instances shall constitute a waiver of NewCom's right to terminate this Agreement in a subsequent instance.

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9.2  Notwithstanding the above, the parties agree that a good faith cause exists for NewCom to immediately terminate this Agreement in the event that:

9.2.1 Agent engages in a course of conduct that has injured, or in the opinion of NewCom is likely to injure, the reputation of NewCom or the NewCom Products and Agent does not discontinue said conduct within five (5) days of notice by NewCom, or

9.2.2 receivership, bankruptcy, insolvency proceedings, an assignment for the benefit of creditors, or the voluntary winding up or liquidation of the Agent's business are commenced by or against Agent, or

9.2.3 Agent attempts to assign this Agreement or any of its rights or obligations hereunder without NewCom's express written consent, transfers a significant asset or in excess of twenty percent ownership in the business without the prior written consent of NewCom, or delegates or relinquishes a significant portion of the current management of the Agent's operations without NewCom's prior written consent, or

9.2.4 either party ceases to function as a going concern or to conduct its operations in the normal course of business, or

9.2.5  NewCom ceases to market the NewCom Products, or

9.2.6 NewCom decides to terminate its Sales Agent Program, in which case NewCom will give Agent ninety (90) days prior written notice, or

9.2.7 Agent solicits NewCom Product orders outside of its assigned Territory or to a Reserved Account or, without NewCom's express written permission, represents a supplier that manufactures and/or sells products which are competitive with NewCom Products, or

9.2.8  Agent misrepresents the capabilities of the NewCom Products, or

9.2.9 A Retailer/Distributor complains to NewCom in writing about the manner in which Agent has solicited sales of the NewCom Products, or

9.2.10 Agent fails to pay NewCom any moneys that are due hereunder after being given notice of a default and an additional thirty (30) days within which to pay, or

9.3 Either party may terminate this Agreement, with or without cause, by giving the other party thirty (30) days prior written notice.

10.  LIMITATIONS OF LIABILITY
     ------------------------

10.1 NEWCOM MAKES NO WARRANTY OF ANY KIND OR NATURE TO AGENT WITH RESPECT TO THE NEWCOM PRODUCTS, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ALL OBLIGATIONS OF NEWCOM WITH RESPECT TO THE PERFORMANCE OR DELIVERY OF THE NEWCOM PRODUCTS SHALL BE SET FORTH IN THE STANDARD NEWCOM AUTHORIZED RETAILER/DISTRIBUTOR SALES AGREEMENT BETWEEN NEWCOM AND THE RETAILER/DISTRIBUTOR, TO WHICH AGENT SHALL NOT BE A PARTY.

10.2 NEWCOM SHALL NOT BE LIABLE TO AGENT, IN EITHER CONTRACT OR IN TORT, FOR ANY SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES OR FOR THE LOSS OF PROFIT, REVENUE, DATA, EMPLOYEE TIME, APPLICATION SOFTWARE, OR START-UP EXPENSES, EVEN IF NEWCOM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE.

11.  MISCELLANEOUS
     -------------

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11.1  This Agreement may not be assigned by Agent without the prior written consent of NewCom. Any attempt by Agent to assign or delegate any of the rights, duties, or obligations of the Agreement without such consent is void.

11.2 Neither Agent nor NewCom will hire, employ, or engage the services of, nor offer to pay commissions, compensation, or any other form of incentive to, the employees of the other, for any purpose whatsoever, without the express written consent of a vice president or president of such other party. This provision will expire six (6) months after the expiration of this Agreement.

11.3 Except as set forth herein, Agent acknowledges that NewCom has extended no promises or assurances of any nature whatsoever, express or implied, regarding
(a) Agent's success or potential success in the arrangements provided for in this Agreement, (b) the marketing or advertising of the NewCom Products (c) the promotion of the NewCom Products by NewCom or (d) NewCom's success or potential success in selling the NewCom Products. NewCom reserves the right to discontinue the marketing and sale of the NewCom Products at any time and for any reason. Agent acknowledges that its expenditure of time, and any capital investment it may make, in or relating to the subject matter of this Agreement, shall be at its sole risk.

11.4 This Agreement can only be modified by a writing that specifically references this Agreement and is duly signed by both Agent and by the undersigned or a vice president of NewCom. Agent acknowledges that except for the undersigned, no NewCom employee below the position of vice president is authorized to bind NewCom.

11.5 If any part of this Agreement is adjudged by any court of competent jurisdiction to be invalid, such judgment will not affect or nullify the remainder of this Agreement but the effect thereof will be confined to the part immediately involved in the controversy adjudged.

11.6 NewCom's policies, procedures and programs are subject to change without recourse to Agent.

11.7 NewCom reserves the right to change, modify or discontinue any model or type of NewCom Product or to withdraw any Product from this program.

11.8 Any and all claims by Agent arising under any prior agreement with NewCom that relates to the subject matter of this Agreement are waived upon acceptance of this Agreement by Agent unless such claims are made in writing to NewCom within thirty (30) days of the commencement date hereof.

11.9 All matters, including, without limitation, matters of construction, procedure, remedies, interpretation, validity, and the rights and duties of the parties shall be governed by the laws of the State of California, and all disputes between Agent and NewCom, whether under this Agreement or otherwise, shall be adjudicated only in a court having jurisdiction and venue at NewCom's corporate headquarters in El Segundo, California.

11.10 AGENT ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT AND UNDERSTANDS AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. AGENT FURTHER AGREES THAT THIS AGREEMENT, TOGETHER WITH ANY EXHIBITS THERETO, IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE MUTUAL UNDERSTANDING OF THE PARTIES AND THAT THIS AGREEMENT SUPERSEDES AND CANCELS ALL PREVIOUS AND CONTEMPORANEOUS WRITTEN AND ORAL AGREEMENTS AND COMMUNICATIONS RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT.

Signed this_____day of _________, 199__.  Signed this_____day of _______, 199__.

     Authorized NewCom Sales Agent                NewCom, Inc.

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By:__________________________________     By:___________________________________
        (authorized signatory)                       Sultan W. Khan


Title:                                    Title:       President
      -------------------------------           --------------------------------

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EXHIBIT 1 TO
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SALES AGENT AGREEMENT
- ---------------------

              AUTHORIZED PRODUCTS AND ASSOCIATED WARRANTY PERIODS
              ---------------------------------------------------

                              (see attached list)




Note: Currently, Retailers/Distributors that are categorized by NewCom as National Distributors, Regional Distributors, Mass Merchant, or master Resellers qualify for discounts off of NewCom's then-current NewCom Product U.S. list price, respectively. Such list prices, and discounts are subject to change without notice. Therefore, it is Agent's responsibility to determine NewCom's then current applicable list prices, discounts, and other prices and to advise the Retailer/Distributor accordingly immediately prior to accepting an order.

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EXHIBIT 2 TO
- ------------
SALES AGENT AGREEMENT
- ---------------------

                        AUTHORIZED GEOGRAPHIC TERRITORY
                        -------------------------------

         GEOGRAPHIC TERRITORY (Specify by County, State, and Country)
         ------------------------------------------------------------

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EXHIBIT 3 TO
- ------------
SALES AGENT AGREEMENT
- ---------------------

           RESERVED ACCOUNTS (Attach additional pages if necessary.)
           -----------------

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EXHIBIT 4 TO
- ------------
SALES AGENT AGREEMENT
- ---------------------

                        DISTRIBUTOR PURCHASE AGREEMENT
                        ------------------------------


By signing this exhibit, Agent acknowledges that it must use the attached NewCom Distributor Purchase Agreement as specified in Section 4.1.1 of the NewCom Sales Agent Agreement.



ACCEPTED:

Authorized NewCom Sales Agent


By:______________________________
      (authorized signatory)


Title:___________________________



Attachment: Distributor Purchase Agreement

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EXHIBIT 5 TO
- ------------
SALES AGENT AGREEMENT
- ---------------------

AUTHORIZED SALES AGENT COMPENSATION
- -----------------------------------


COMPENSATION:
- ------------

Authorized Sales Agent compensation for services performed shall be based on __% of net unit pricing of all communication products as indicated below.

COMPUTATION AND PAYMENT OF COMMISSION:
- -------------------------------------

Commissions are due and payable by NewCom on or before the 20th day of the month following in which the NewCom Authorized Retailer/Distributor paid the invoice. NewCom will send Agent a copy of invoices sold in his territory, together with any approved returns from NewCom Authorized Retailer/Distributor.

At the time of payment of commissions to Agent, NewCom will send a Statement showing all invoices paid; less any returns, discounts, or credits fro the NewCom Authorized Retailer/Distributor in their territory.

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